APPALOOSA MANAGEMENT L.P.
                           51 John F. Kennedy Parkway
                          Short Hills, New Jersey 07078



                                                                    July 2, 1997


Inamed Corporation
3800 Howard Hughes Parkway, Suite 900
Las Vegas, Nevada 89109
Attention: Mr. Donald McGhan, President


Santa Barbara Bank & Trust, Trustee
1021 Anacapa Street
Santa Barbara, California 93101
Attention: Jay Donald Smith, Esq.

Gentlemen:

         Reference is made to: (i) the Indenture between Inamed Corporation (the "Company") and Santa Barbara Bank and Trust, as Trustee (the "Trustee"), dated as of January 2, 1996, as amended (the "Indenture"); (ii) the Notice of Default, dated June 10, 1997, from Appaloosa Management L.P. ("Appaloosa") to the Company and the Trustee (the "Notice of Default"); and (iii) the Consent and Waiver, between the Company and certain Holders of Securities, being delivered simultaneously herewith in connection with the Indenture (the "Consent and Waiver"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture.

         The undersigned (collectively, the "Appaloosa Partnerships") collectively hold in excess of 50% in principal amount of the Outstanding Securities. The Appaloosa Partnerships are hereby withdrawing the Notice of Default in consideration of the execution and delivery simultaneously herewith of (i) the Consent and Waiver, (ii) the Second Supplemental Indenture to the Indenture, (iii) the Warrant Agreement between the Company and U.S. Stock Transfer Corporation as Warrant Agent, (iv) the letter of the Company to Appaloosa, dated the date hereof, and (v) the Standstill Agreement, dated as of the date hereof, between the Company and Appaloosa. The foregoing withdrawal


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shall be deemed to be effective as of June 10, 1997 and, accordingly, the Notice of Default shall be void ab initio.

                              Very truly yours,

                              Appaloosa Investment Limited
                              Partnership I


                              By:  Appaloosa Management L.P.,
                                   its general partner

                              By:  Appaloosa Partners Inc.


                              By:  /s/ JAMES E. BOLIN
                                   --------------------------
                                       James E. Bolin, VP

                              Ferd L.P.


                              Appaloosa Management L.P.,
                              its General Partner


                              By: Appaloosa Partners Inc.


                              By: /s/ JAMES E. BOLIN
                                  -----------------------------
                                  James E. Bolin, VP

                              Palomino Fund Ltd.

                              Appaloosa Management L.P.,
                              its General Partner

                              By: Appaloosa Partners Inc.


                              By: /s/ JAMES E. BOLIN
                                  ------------------------------
                                      James E. Bolin, VP


cc:  T.R. Maloney, Esq.
     Ilan Reich, Esq.


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